Exhibit 3.77
STATE OF MAINE
Department of the Secretary of State
Bureau of Corporations, Elections and Commissions
101 State House Station
Augusta, Maine 04333-0101
June 24, 2002
FIDELITY NATIONAL TITLE
ATTN: MARJORIE NEMZURA
171 N. CLARK STREET
CHICAGO IL 60601-3294
ATTESTED COPIES
WR DCN: 2021721800009
Enclosed please find copies of documents recently placed on file with our office. Each copy has been attested as a true copy of the original and serves as your evidence of filing. We recommend that you retain these permanently with your records.
Charter#:     20021666DC     Legal Name: MAINE RESIDENTIAL NOMINEE SERVICES, LLC
CHANGE IN NUMBER AND/OR EXISTENCE OF MANAGERS
DCN:    2021721800010          Page(s)     2
Total Pages      2

(STAMP)

DOMESTIC
LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF AMENDMENT

Maine Residential Nominee

(Name of Limited Liability Company) Services, LLC

#20021666DC
Pursuant to 31 MRSA §623, the undersigned limited liability company executes and delivers for filing these articles of amendment:

FIRST:	The name of the limited liability company has been changed to (if no change, so indicate)

no change

(The name must contain one of the following: “Limited Liability Company”. “L.L.C.” or “LLC”; §603.1.A.)

SECOND:	The management of the limited liability company has been changed (If no change, so indicate ). If changed, “X” one box only.

☐ A.	The management of the company is vested in a member or members.

☑ B.	The management of the company is vested in a manager or managers. The minimum number shall be 1 managers and the maximum number shall be 5 managers.

THIRD:	Other amendments to the articles, if any, that the members determine to adopt are set forth in Exhibit ____ attached hereto and made a part hereof.
none
(signatures required on back of form)

DATED 6/12/2002

MANAGER(S)/MEMBER(S)*

Marjorie Nemzura (signature)	Marjorie Nemzura Vice President (type or print name and capacity)

(signature)	An authorized person (type or print name and capacity)

(signature)	(type or print name and capacity)

For Manager(s)/Member(s) which are Entities

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

Name of Entity

By
	(authorized signature)	(type or print name and capacity)

*	Articles MUST be signed by
(1) at least one manager OR

(2) at least one member if the limited liability company is managed by the members OR

(3) any duly authorized person.
The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, Section 453.

SUBMIT COMPLETED FORMS TO:	CORPORATE EXAMINING SECTION, SECRETARY OF STATE, 101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101 TEL. (207) 624-7740
FORM NO. MLLC-9 Rev. 4/16/2001

STATE OF MAINE
Department of the Secretary of State
Bureau of Corporations, Elections and Commissions
101 State House Station
Augusta, Maine 04333-0101
June 11, 2002
CHICAGO TITLE INSURANCE CO
ATTN: MARJORIE NEMZURA
171 N CLARK
8TH FLOOR
CHICAGO IL 60601
ATTESTED COPIES
WR DCN: 2021611800077
Enclosed please find copies of documents recently placed on file with our office. Each copy has been attested as a true copy of the original and serves as your evidence of filing. We recommend that you retain these permanently with your records.
Charter#:     20021666DC     Legal Name: MAINE RESIDENTIAL NOMINEE SERVICES, LLC

CHANGE OF LEGAL NAME

DCN: 2021611800078		Page(s)	2

Total Pages	2

DOMESTIC
LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF AMENDMENT

National Residential Nominee

(Name of Limited Liability Company)
Services Maine, LLC
Pursuant to 31 MRSA §623, the undersigned limited liability company executes and delivers for filing these articles of amendment:

FIRST:	The name of the limited liability company has been changed to (if no change, so indicate)

Maine Residential Nominee Services, LLC

(The name must contain one of the following: “Limited Liability Company”, “L.L.C.” or “LLC”: §603. l.A.)

SECOND:	The management of the limited liability company has been changed (if no change, so indicate no change). If changed, “X” one box only.

☐ A.	The management of the company is vested in a member or members.

☐ B.	The management of the company is vested in a manager or managers. The minimum number shall be____ managers and the maximum number shall be managers.

THIRD:	Other amendments to the articles, if any, that the members determine to adopt are set forth in Exhibit_____ attached hereto and made a part hereof.
none
(signatures required on back of form)

DATED           5/20/2002
MANAGER(S)/MEMBER(S)*

Marjorie Nemzura	Marjorie Nemzura Vice President

(signature)	(type or print name and capacity)

An authorised person

(signature)	(type or print name and capacity)

(signature)	(type or print name and capacity)
For Manager(s)/Member(s) which are Entities

Name of Entity

By

	(authorized signature)	(type or print name and capacity)

Name of Entity

By

	(authorized signature)	(type or print name and capacity)

Name of Entity

By

	(authorized signature)	(type or print name and capacity)
*Articles MUST be signed by
(1)	at least one manager OR

(2)	at least one member if the limited liability company is managed by the members OR

(3)	any duly authorized person.
The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.
SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,

101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
TEL. (207) 624-7740
FORM NO. MLLC-9    Rev. 4/16/2001

STATE OF MAINE
Department of the Secretary of State
Bureau of Corporations, Elections and Commissions
101 State House Station
Augusta, Maine 04333-0101
May 20, 2002
CT CORPORATION SYSTEM
ATTN: MIA REZENDES, CUSTOMER SPECIALIST TEA
208 SOUTH LASALLE STREET
CHICAGO IL 60604
ATTESTED COPIES
WR DCN; 2021371800005
Enclosed please find copies of documents recently placed on file with our office. Each copy has been attested as a true copy of the original and serves as your evidence of filing. We recommend that you retain these permanently with your records.
Charter#:      20021666DC      Legal Name: NATIONAL RESIDENTIAL NOMINEE SERVICES M
ARTICLES OF ORGANIZATION
DCN: 2021371800006               Page(s)           2
Total Pages           2

(STAMP)

DOMESTIC
LIMITED LIABILITY COMPANY

STATE OF MAINE

ARTICLES OF ORGANIZATION OF
LIMITED LIABILITY COMPANY

(Check box only if applicable)

☐	This is a professional limited liability company formed pursuant to 31 MRSA §611 and 13 MRSA Chapter 22.
Pursuant to 31 MRSA §622, the undersigned adopt(s) the following articles of organization:

FIRST:	The name of the limited liability company is

National Residential Nominee Services Maine, LLC

(The name must contain one of the following: “Limited Liability Company”. ‘L.L.C.” or “LLC”: §603.1.A.)

SECOND:	The name of its Registered Agent, an individual Maine resident or a corporation, foreign or domestic, authorized to do business or carry on activities in Maine, and the address of the registered office shall be

CT Corporation System

(name)

One Portland Square Portland, Maine 04101

(physical location — street (not P.O. Box), city, state and zip code)

(mailing address if different from above)

THIRD:	(“X” one box only)

☐ A.	The management of the company is vested in a member or members.

☑ B. 1.	The management of the company is vested in a manager or managers. The minimum number shall be 2 managers and the maximum number shall be 5 managers.

2.	If the initial managers have been selected, the name and business, residence or mailing address of each manager is:

NAME	ADDRESS
Radah Butler	300 Montgomery Street, #650 San Francisco,
CA 94104

Francene DePrez	808 Travis Street, #1518, Houston, TX
77002
☐ Names and addresses of additional managers are attached hereto as Exhibit , and made a part hereof.

FOURTH:	Other provisions of these articles, if any, that the members determine to include are set forth in Exhibit attached hereto and made a part hereof.

ORGANIZER(S)*	DATED 5/9/02

Marjorie Nemzura	Marjorie Nemzura

(signature)	(type or print name)

(signature)	(type or print name)

(signature)	(type or print name)
For Organizer(s) which are Entities

Name of Entity

By

	(authorized signature)	(type or print name and capacity)

Name of Entity

By

	(authorized signature)	(type or print name and capacity)

Name of Entity

By

	(authorized signature)	(type or print name and capacity)
THE FOLLOWING SHALL BE COMPLETED BY THE REGISTERED AGENT UNLESS THIS DOCUMENT IS ACCOMPANIED BY FORM MLLC-18 (§607.2.).
The undersigned hereby accepts the appointment as registered agent for the above named limited liability company.

REGISTERED AGENT	DATED

(signature)	(type or print name)
For Registered Agent which is a Corporation
Name of Corporation CT Corporation System

Jeffrey R. Graves
By	Jeffrey R. Graves	Assistant Secretary

	(authorized signature)	(type or print name and capacity)
*Articles MUST be signed by
(1)	all organizers OR

(2)	any duly authorized person.
The execution of this certificate constitutes an oath or affirmation under the penalties of false swearing under Title 17-A, section 453.
SUBMIT COMPLETED FORMS TO: CORPORATE EXAMINING SECTION, SECRETARY OF STATE,

101 STATE HOUSE STATION, AUGUSTA, ME 04333-0101
TEL. (207) 624-7740
FORM NO. MLLC-6 Rev. 4/16/2001